Institutional Emerging Markets Portfolio Portfolio Summary | February 28, 2026 | Institutional Class Z HLEZX

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.hardingloevnerfunds.com. You can also get this information at no cost by calling (877) 435-8105 or by sending an e-mail request to hardingloevnerfunds@ntrs.com. If you purchase shares of the Portfolio through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated February 28, 2026, and as each may be supplemented thereafter, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Institutional Emerging Markets Portfolio (the “Portfolio”) seeks long-term capital appreciation through investments in equity securities of companies based in emerging markets.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell the Portfolio’s Institutional Class Z shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(Fees Paid Directly from Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (As a Percentage of Offering Price)	None
Redemption Fee (As a Percentage of Amount Redeemed within 90 days or Less from the Date of Purchase)	None

Annual Portfolio Operating Expenses
(Expenses that You Pay Each Year as a Percentage of the Value of Your Investment)
Management Fees	0.85%
Distribution (Rule 12b-1) Fees	None
Other Expenses	0.23%
Total Annual Portfolio Operating Expenses[1]	1.08%
Fee Waiver and/or Expense Reimbursement[1,2]	-0.13%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[1,2]	0.95%

1Expense information in this table has been restated to reflect current fees. Therefore, the expenses in this table will not correlate to the expenses shown in the Financial Highlights of the Portfolio.

2Harding Loevner LP has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio’s Institutional Class Z shares for its operating expenses to the extent Total Annual Portfolio Operating Expenses (excluding taxes, interest, borrowing costs, overdraft charges, litigation and indemnification, consultant fees, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired fund fees and expenses), as a percentage of average daily net assets, exceed 0.95% through February 28, 2027. This fee waiver and expense reimbursement agreement may be terminated by the Board at any time and will automatically terminate upon the termination of the Portfolio’s investment advisory agreement.

Example:

This example is intended to help you compare the cost of investing in the Institutional Class Z of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Class Z of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Institutional Class Z’s operating expenses remain the same, except that the example assumes the fee waiver and expense reimbursement agreement pertains only through February 28, 2027. The example does not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Class Z shares of the Portfolio. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$331	$583	$1,305

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in companies that are based in emerging and frontier markets. Emerging and frontier markets offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing, and improving corporate governance in developing countries. Harding Loevner LP (“Harding Loevner”), the Portfolio’s investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing, and strongly competitive, and whose shares are reasonably priced relative to estimates of their value. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, and currency. The Portfolio normally holds investments across at least 15 countries. Emerging and frontier markets include countries that have an emerging stock market as defined by Morgan Stanley Capital International, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics. Emerging and frontier markets tend to have relatively low gross national product per capita compared to the world’s major economies and may have the potential for rapid economic growth.

Factors bearing on whether a company is considered to be “based” in an emerging or frontier market may include: (1) it is legally domiciled in an emerging or frontier market; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, in an emerging or frontier market; or (3) it has the principal exchange listing for its securities in an emerging or frontier market.

At least 65% of the Portfolio’s total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) will be considered to be denominated in the currency of the country where the securities underlying the depositary receipts are principally traded.

The Portfolio invests at least 65% of its total assets in common stocks, preferred stocks, rights, and warrants issued by companies that are based in emerging or frontier markets, securities convertible into such securities (including depositary receipts), and investment companies that invest in the types of securities in which the Portfolio would normally invest. The Portfolio also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances, not more than 15% of the Portfolio’s total assets will be invested in securities of U.S. companies.

The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets securities, which includes frontier markets securities, and investment companies that invest in the types of securities in which the Portfolio would normally invest.

Because some emerging market countries may present difficulties for efficient foreign investment, the Portfolio may use equity derivative securities to gain exposure to issuers in those countries.

Principal Risks

The Portfolio is subject to numerous risks, any of which could cause an investor to lose money. The principal risks of the Portfolio are as follows:

Market Risk. The value of investments in the Portfolio may fluctuate suddenly and unexpectedly as a result of various market and economic factors, including those affecting individual companies, issuers or particular industries.

Currency Risk. Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments. Because the Portfolio’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Portfolio’s holdings rise.

Foreign Investment Risk. Securities issued by foreign entities involve risks not associated with U.S. investments. These risks include additional taxation, political, economic, social, geopolitical or diplomatic instability, and the above-mentioned possibility of changes in foreign currency exchange rates. There may also be less publicly-available information about a foreign issuer. Such risks may be magnified with respect to securities of issuers in frontier emerging markets.

Emerging and Frontier Market Risk. The Portfolio may invest in the securities of companies in emerging and frontier markets (including China, which generally comprises a significant percentage of emerging markets benchmarks). Emerging and frontier market securities involve certain risks, such as exposure to economies less diverse and mature than that of the United States or more established foreign markets. In addition, companies in emerging and frontier markets may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. or developed market countries. Such companies may also be located in countries where the universe of eligible investments is impacted by U.S. sanctions laws. Economic or political instability may cause larger price changes in emerging or frontier market securities than in securities of issuers based in more developed foreign countries. The smaller size and lower levels of liquidity in emerging markets, as well as other social, economic, regulatory and political factors, contribute to greater volatility. Because of this volatility, this Portfolio is better suited for long-term investors.

NAV Risk. The net asset value of the Portfolio and the value of your investment will fluctuate.

Risks Associated with Greater China. Investing in Greater China involves a higher degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Portfolio’s investment exposure to Greater China may subject the Portfolio to a greater risk of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in Greater China.

The government of the People’s Republic of China (“PRC”) exercises significant control over Mainland China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations, among other methods. Changes in these policies could adversely impact affected industries or companies in Greater China.

Mainland China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the United States. For example, there is a risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities and cause the government of the PRC to take retaliatory measures.

Recent developments in relations between the United States, other trading partners, and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariff or trade restrictions (and threats thereof) could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry, Chinese issuers, the liquidity or price of the Portfolio’s direct or indirect investments in Greater China, and therefore, the Portfolio. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of Greater China.

Investments in Greater China are subject to the risk of confiscatory taxation, nationalization or expropriation of assets, potentially frequent changes in the law, intervention by the PRC in contractual agreements, and imperfect information because companies in Greater China may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The securities markets of Mainland China and Taiwan are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility, and potentially fewer investment opportunities for the Portfolio. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the PRC with respect to Mainland China, but changes to their political and economic relationships with the PRC could adversely impact the Portfolio’s investments in Taiwan and Hong Kong.

Financials Sector Risk. The Portfolio is vulnerable to events affecting companies in the financials industry. Examples of risks affecting the financials sector include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy, bank failures and price competition. In addition, financials companies are often more highly leveraged than other companies, making them inherently riskier. As of October 31, 2025, the Portfolio had 21.5% of net assets invested in the financials sector.

Information Technology Sector Risk. The Portfolio is vulnerable to events affecting companies in the information technology sector. The stock prices of technology and technology-related companies and therefore the value of the Portfolio may experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors. The Portfolio may also invest in a relatively few number of issuers. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments. As of October 31, 2025, the Portfolio had 25.8% of net assets invested in the information technology sector.

Depositary Receipts Risk. ADRs as well as other forms of depositary receipts, including EDRs and GDRs, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets. However, ADRs, EDRs, and GDRs are subject to many of the risks associated with investing directly in foreign securities, including currency risk and the political, economic, and social risks of the underlying issuer’s country.

Portfolio Performance

The following bar chart shows how the investment results of the Portfolio’s Institutional Class Z shares have varied from year to year. The table that follows shows how the average annual total returns of the Portfolio’s Institutional Class Z shares compare with a broad measure of market performance. Together, these provide an indication of the risks of investing in the Portfolio. How the Institutional Class Z shares of the Portfolio have performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.

Updated Portfolio performance information is available at www.hardingloevnerfunds.com or by calling (877) 435-8105.

Institutional Emerging Markets Portfolio – Institutional Class Z

The best calendar quarter return during the period shown above was 22.66% in the fourth quarter of 2020; the worst was -27.61% in the first quarter of 2020.

Average Annual Total Returns
(for the Periods Ended December 31, 2025)
	1-Year	5-Year	10-Year
Institutional Emerging Markets Portfolio – Institutional Class Z
Return Before Taxes	28.51%	-0.35%	5.89%
Return After Taxes on Distributions[1]	13.69%	-3.25%	4.27%
Return After Taxes on Distributions and Sale of Portfolio Shares[1]	27.49%	-0.16%	4.84%
MSCI Emerging Markets (Net) Index (Reflects No Deduction for Fees, Expenses, or U.S. Taxes)	33.57%	4.20%	8.42%

1After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Management

Investment Adviser

Harding Loevner serves as investment adviser to the Portfolio.

Portfolio Managers

Scott Crawshaw, Pradipta Chakrabortty, Lee Gao and Babatunde Ojo serve as the portfolio managers of the Institutional Emerging Markets Portfolio. Mr. Crawshaw has held his position since June 2014, Mr. Chakrabortty has held his position since January 2015, Mr. Gao has held his position since January 2023 and Mr. Ojo has held his position since January 2024. Messrs. Crawshaw and Chakrabortty are the co-lead portfolio managers.

Purchase and Sale of Portfolio Shares

Institutional Class Z shares are only available to certain eligible investors and the minimum initial investment is $5 million. Additional purchases may be for any amount. Please see the description of eligible investors under the section called “Shareholder Information.” You may purchase, redeem (sell) or exchange shares of the Portfolio on any business day through certain authorized brokers and other financial intermediaries or directly from the Portfolio by mail, telephone, or wire.

Tax Considerations

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Upon withdrawal, your investment through a tax-deferred arrangement may become taxable.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Institutional Class Z shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio will not pay the intermediary for the sale of Institutional Class Z shares or any other related services. If a related company of a Portfolio does make such payments, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Harding, Loevner Funds, Inc. c/o Northern Trust, Attn: Funds Center, Floor 38, 333 South Wabash Avenue Chicago, IL 60604 (877) 435-8105 www.hardingloevnerfunds.com